Exhibit 10.1

EXECUTION COPY

EIGHTH AMENDMENT TO THE SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO THE SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”) dated as of April 12, 2016, among LINN ENERGY, LLC, a Delaware limited liability company (the “Borrower”); the Guarantors signatory hereto; each of the Lenders and Issuing Banks party to the Credit Agreement referred to below that are signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto entered into that certain Sixth Amended and Restated Credit Agreement dated as of April 24, 2013 as amended by that certain First Amendment dated as of October 30, 2013, that certain Second Amendment dated as of December 13, 2013, that certain Third Amendment dated as of April 30, 2014, that certain Fourth Amendment dated as of August 6, 2014, that certain Fifth Amendment dated as of September 10, 2014, that certain Sixth Amendment dated as of May 12, 2015 and that certain Seventh Amendment dated as of October 21, 2015 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

WHEREAS, the Borrower and each Guarantor have notified the Administrative Agent and the Lenders that the events set forth on Schedule 10.02 attached hereto and incorporated by reference (the “Specified Events”) have occurred and are continuing or may occur and have requested that the Administrative Agent and the Lenders agree to forebear and not enforce remedies with respect to such Specified Events and to extend a grace period before which such Specified Events become Defaults or Events of Default and the Administrative Agent and Lenders are willing to do so, in each case subject to and upon the terms and conditions set forth herein.

WHEREAS, the Borrower and each Guarantor desire to effect a consensual restructuring of the capital structure of the Borrower and its Subsidiaries (the “Restructuring”), and the Administrative Agent and the Lenders are willing to enter into good faith negotiations to accomplish the Restructuring, and to make certain accommodations to facilitate the Restructuring, in each case, as more fully set forth in this Amendment.

WHEREAS, in furtherance of the Restructuring, the Borrower has requested and the Administrative Agent, the Majority Lenders and the Super-Majority Tier I Lenders have agreed to (a) amend certain provisions of the Credit Agreement and (b) agree to the other agreements set forth herein, subject to and upon the terms and conditions set forth herein.

NOW, THEREFORE, to induce the Administrative Agent, the Majority Lenders and the Super-Majority Tier I Lenders to enter into this Eighth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Eighth Amendment, and if not defined therein, such capitalized term shall have the meaning assigned to such term in the Uniform Commercial Code. As used herein, “Uniform Commercial Code” means the Uniform Commercial Code presently in effect in the State of Texas, as the same may be amended from time to time, and any successor statute thereto, except to the extent that the Uniform Commercial Code of some other jurisdiction applies mandatorily. Unless otherwise indicated, all section or article references in this Eighth Amendment refer to sections or articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

(a) Amendment to Section 1.02. Section 1.02 of the Credit Agreement is hereby amended by adding the following terms in correct alphabetical order:

“Additional Default” means, during the Extension Period, (a) the occurrence of an Event of Default other than (x) a Specified Event or (y) an Event of Default under Section 10.01(a), Section 10.01(b), Section 10.01(d) (solely to the extent arising under Section 8.02(a)), Section 10.01(h) or Section 10.01(i) or (b) the breach by the Borrower or any Guarantor of any covenant or provision in any material respect of this Eighth Amendment.

“Additional Default Grace Period” has the meaning assigned to such term in the definition of “Event of Default Termination Event”.

“Account Control Agreement” shall mean, as to any deposit account of the Borrower or any Guarantor held with a depositary bank, an agreement or agreements in form and substance reasonably acceptable to the Administrative Agent among the Borrower or Guarantor owning such deposit account, the Administrative Agent and the depositary bank with respect thereto, which agreement or agreements result in fully perfected Liens in favor of the Administrative Agent and the Lenders in the cash contained in such deposit account and grant to the Administrative Agent exclusive authority to preclude the Borrower or any Guarantor from withdrawing funds from such account.

“Cash Collateral” means cash, negotiable instruments, documents of title, securities, deposit accounts, or other cash equivalents, and any proceeds, products, offspring, rents, or profits of Collateral.

“Collateral” means all Property described in any Security Instrument as security for the Indebtedness, and all other Property that now or hereafter secures (or is intended to secure) the Indebtedness.

“Controlled Proceeds Accounts” means each and every cash or securities deposit account maintained by the Borrower and each Guarantor (other than Excluded Accounts), all of which are set forth on Schedule 9.20 attached hereto.

“Designated Controlled Proceeds Account” means an account maintained at Wells Fargo Bank, N.A., as depositary bank, to be designated by the Administrative Agent in writing, which shall be subject to an Account Control Agreement at all times and shall be the exclusive account to which proceeds of the type described in Section 6(b) of the of the Eighth Amendment (“Hedge Termination Proceeds”) are deposited.

“Eighth Amendment” means that certain Eighth Amendment to the Sixth Amended and Restated Credit Agreement dated as of April 12, 2016 by and among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.

“Eighth Amendment Effective Date” has the meaning set forth in Section 9 of the Eighth Amendment.

“Event of Default Termination Event” means the occurrence of (a) an Additional Default, which such Additional Default has not been cured or waived pursuant to the terms of the Credit Agreement by the Administrative Agent within five (5) Business Days’ of the earlier of (i) receipt by the Borrower of notice thereof from the Administrative Agent or (ii) a Responsible Officer of the Borrower or any of its Restricted Subsidiaries otherwise becoming aware of such default (the “Additional Default Grace Period”), or (b) any Event of Default pursuant to Section 10.01(a), Section 10.01(b), Section 10.01(d) (solely to the extent arising under Section 8.02(a)), Section 10.01(h) or Section 10.01(i); provided, however, in no instance shall the Additional Default Grace Period extend beyond the Scheduled Expiration Time; provided further for the avoidance of doubt that the Additional Default Grace Period shall not apply to any Event of Default pursuant to Section 10.01(a), Section 10.01(b), Section 10.01(d) (solely to the extent arising under Section 8.02(a)), Section 10.01(h) or Section 10.01(i) and the occurrence of any such Events of Default shall be and be deemed to be an immediate Event of Default without any further notice or action of any kind being required.

“Excluded Accounts” means each deposit account set forth on Schedule 9.20 as an “Excluded Account” and that is either (i) not subject to an Account Control Agreement, which account and amounts therein may be used solely and exclusively for employee benefits, taxes, payroll funding in an amount not to exceed the amount required to fund one payroll period, trust (including accounts holding royalty payments and similar customary oil and gas payments that are property of a third party) (it being agreed and understood that such trust accounts and the Sinking Fund Accounts (as defined on Schedule 9.20) shall not be subject to the Excluded Account Cap) or cash collateral constituting Liens permitted under Section 9.03 or (ii) not subject to an Account Control Agreement and contains solely the RBL Draw Proceeds (it being agreed and understood that such accounts containing RBL Draw Proceeds shall not be subject to the Excluded Account Cap).

“Excluded Account Cap” shall have the meaning set forth in Section 9.20.

“Extension Period” means the period from the Eighth Amendment Effective Date to and including the Stipulation Termination Date.

“Filing Date” means the date on which the Borrower or any Guarantor files a voluntary petition for relief under chapter 11 of, or on which the Borrower or any Guarantor becomes the subject of an involuntary case under, title 11 of the United States Code.

“Hedge Termination Proceeds” has the meaning assigned to such term in the definition of “Designated Controlled Proceeds Account”.

“Opportune” has the meaning assigned to such term in Section 8.10.

“RBL Draw Proceeds” means proceeds from the Borrowing that occurred on February 2, 2016.

“Scheduled Expiration Time” means the earlier to occur of (i) 11:59 p.m., May 11, 2016 and (ii) the Filing Date.

“Specified Events” means each of the events set forth on Schedule 10.02 attached hereto.

“Stipulation Termination Date” means the date that is the earlier to occur of (i) the Scheduled Expiration Time; (ii) the occurrence of an Event of Default Termination Event; (iii) any action by the Borrower or any Guarantor that would result, directly or indirectly, in the transfer of cash, cash equivalents or cash proceeds, or the direction of payment of cash proceeds in violation of the terms of this Eighth Amendment or any other Loan Document; or (iv) the failure of Linn to make the RSA Prepayment (as such term is defined in the Eighth Amendment) when required by the Eighth Amendment.

(b) Amendment to Section 3.04(c). Section 3.04(c) of the Credit Agreement is hereby amended by adding a new clause (vii) immediately after clause (vi) that reads in its entirety as follows:

(vii) The Borrower shall, immediately upon receipt of any net cash proceeds in connection with the events described in Section 6(b) of the Eighth Amendment, apply all such net cash proceeds to make a mandatory and permanent payment on the Loans, and the Administrative Agent shall be authorized to direct all counterparties to any Swap Agreement or hedge, on behalf of the Borrower and each Guarantor, to pay all such proceeds paid by such counterparty to the Borrower or any Guarantor exclusively to the Designated Controlled Proceeds Account.

(c) Further Amendment to Section 3.04(c). Section 3.04(c) of the Credit Agreement is hereby amended by adding a new clause (viii) immediately after clause (vii) that reads in its entirety as follows:

(viii) The Borrower shall, immediately upon receipt of any net cash proceeds in connection with the events described in Section 6(c) of the Eighth Amendment, apply all such net cash proceeds paid to the Borrower or any Guarantor to make a mandatory and permanent payment on the Loans.

(d) Amendment to Section 8.10. Section 8.10 of the Credit Agreement is hereby amended by adding a new clause (d) immediately after clause (c) that reads in its entirety as follows:

(d) The Borrower will, and will cause each of its Subsidiaries to, cooperate with Opportune LLP (“Opportune”) in performing its work as consultant to the Administrative Agent’s counsel. In addition to any notices required to be given under the Loan Documents, the Borrower will provide the Administrative Agent, the Lenders and Opportune with such other information as may be reasonably requested by the Administrative Agent, the Lenders or Opportune from time to time, in a timely manner, including, without limitation, copies of any bank or other financial institution statements, financial statements, accounts receivable and accounts payable agings, transactional documentation, litigation pleadings, depositions, related documents and transcripts, letters of intent or offers to purchase, lease or license any portion, all or substantially all of the assets or ownership interests of the Borrower or its Restricted Subsidiaries, letters of intent or commitments for any capital investment, loan or other financing in or to the Borrower or any of its Restricted Subsidiaries. The Borrower hereby acknowledges the Administrative Agent’s right under the Credit Agreement to engage counsel and counsel to engage Opportune in its sole discretion under the current circumstances and agrees to reimburse the Administrative Agent in connection with such engagements in accordance with Section 12.03.

(e) New Section 9.20. Article IX of the Credit Agreement is hereby amended by adding a new Section 9.20 immediately following Section 9.19 that reads in its entirety as follows:

Section 9.20 Deposit Accounts; Account Control Agreements; Use of Cash.

(a) Set forth on Schedule 9.20 are all Deposit Accounts maintained by the Borrower or any Guarantor as of the Eighth Amendment Effective Date, including all Excluded Accounts. The Borrower and each Guarantor shall provide the Administrative Agent with written notice upon establishing or closing any Deposit Account and shall take all actions necessary to establish the Administrative Agent’s control of each such Deposit Account (to the extent required hereunder). One or more of the Borrower and the Guarantors shall be the sole account holders of each Deposit Account and shall not allow any other Person (other than the Administrative Agent) to have control over a Deposit Account or any Property deposited therein (other than Excluded Accounts, except Excluded Accounts holding the RBL Draw Proceeds).

(b) From the Eighth Amendment Effective Date, the Borrower will, and will cause each of the Guarantors to, maintain all securities, cash equivalents, cash and all cash proceeds of collateral (in all cases, other than the RBL Draw Proceeds) exclusively in the Controlled Proceeds Accounts, and neither the Borrower nor any Guarantor will transfer funds from such Controlled Proceeds Accounts to any account of the Borrower, any Guarantor, or any Subsidiary or Affiliate of the Borrower or any Guarantor, that is not subject to an Account Control Agreement and a perfected security interest in favor of the Administrative Agent; provided, however, that cash in an amount not exceeding $1,000,000 at any one time (the “Excluded Account Cap”) may be deposited into Excluded Accounts; provided, further, the Borrower and its Subsidiaries shall be permitted to maintain their current cash management system with their Affiliates in the ordinary course of business and consistent with past practice; provided further that the cash management system accounts shall be subject to a control agreement pursuant to this Agreement (including the Eighth Amendment) or the Berry Credit Agreement (including the twelfth amendment thereto), as applicable.

(c) From the Eighth Amendment Effective Date, except as expressly set forth in clause (b) above, all securities, cash, cash equivalents and cash proceeds of collateral of the Borrower and each Guarantor shall be deposited into the Controlled Proceeds Accounts; provided that any Hedge Termination Proceeds received by Borrower or any Guarantor shall be deposited exclusively into the Designated Controlled Proceeds Account. The Administrative Agent is hereby authorized, on behalf of the Borrower and each Guarantor, at any time after the Stipulation Termination Date has occurred and an Event of Default is continuing, to direct all third parties (including, but not limited to, all Lenders and all counterparties to any Swap Agreement, hedge, asset purchase agreement or any other contract) to make any payments made by such parties to the Borrower or any Guarantor exclusively to the Controlled Proceeds Accounts; provided, however, the Administrative Agent may so direct counterparties to any Swap Agreement regardless of whether the Stipulation Termination Date has occurred or whether any Event of Default has occurred or is continuing; provided, further, that the Administrative Agent shall direct counterparties to any Swap Agreement to make payments made by such counterparties on account of the Hedge Termination Proceeds to the Designated Controlled Proceeds Account. Each of the Borrower and each Guarantor shall exercise its best efforts to cause, and all such third parties are hereby irrevocably directed, to make any payments made by such parties to the Borrower or any Guarantor exclusively to the Controlled Proceeds Accounts (or in the form of check, which the Borrower and Guarantor shall promptly deposit into a Controlled Proceeds Account) and, in the case of the Hedge Termination Proceeds, the Designated Controlled Proceeds Account.

(e) The Borrower, for itself and on behalf of the Guarantors, hereby authorizes the Administrative Agent to, and the Administrative Agent hereby acknowledges and agrees that it shall only:

(i) in the case of the Designated Controlled Proceeds Account, at any time and from time to time, deliver notice to the depositary bank (a) blocking the Borrower’s and Guarantors’ ability to direct disbursements from such Designated Controlled Proceeds Account and (b) directing any and all disbursements from such Designated Controlled Proceeds Account in accordance with this Agreement, including but not limited to applying any disbursements against amounts due and payable under this Agreement; and

(ii) in the case of the other Controlled Proceeds Accounts,

(1) during the Extension Period, as long as an Additional Default has occurred and is continuing, at any time and from time to time, deliver notices to the respective depositary banks blocking the Borrower’s and Guarantors’ ability to direct disbursements from such account (provided, however, it is agreed and understood that the Administrative Agent shall not direct the distribution of proceeds from such Controlled Proceeds Accounts during such time);

(2) After the Stipulation Termination Date has occurred and as long as an Event of Default has occurred and is continuing, at any time and from time to time, deliver notices to the respective depositary banks (a) blocking the Borrower’s and Guarantors’ ability to direct disbursements from such account and (b) directing any and all disbursements from such account in accordance with this Agreement, including but not limited to applying any disbursements against amounts due and payable under this Agreement.

(f) Notwithstanding anything to the contrary contained herein or in any other Loan Document, and for the avoidance of doubt, the Borrower and its Restricted Subsidiaries shall be permitted to use the RBL Draw Proceeds for ordinary course operating expenses and other general corporate purposes (in each case, excluding any Restricted Payments pursuant to Section 9.04), until the Stipulation Termination Date.

(f) Amendment to Section 10.01. Section 10.01 of the Credit Agreement is hereby amended by adding a new clause (o) immediately after clause (n) that reads in its entirety as follows:

(o) Notwithstanding anything to the contrary in this Article X or the Loan Documents:

(i) the Specified Events shall not become Defaults or Events of Default until the Stipulation Termination Date, provided, however, that under no circumstances shall a Specified Event become a Default or Event of Default earlier than it would have under the terms of this Credit Agreement as in effect immediately prior to the Eighth Amendment Effective Date;

(ii) upon the occurrence of an Additional Default, (A) the Borrower, the Guarantors, the Administrative Agent, the Lenders and the Issuing Banks shall negotiate in good faith to treat any such Additional Default as if it were a Specified Event (including, without limitation, for all purposes herein); provided that any such agreement, if any, shall be documented in an amendment to the Credit Agreement; and (B) until the expiration of any applicable Additional Default Grace Period, none of the Administrative Agent, the Lenders or the Issuing Banks shall exercise any rights or remedies arising solely as a result of the occurrence of such Additional Default (other than as provided for in Section 9.20); and

(iii) during the Extension Period, no further Loans shall be made to the Borrower by the Lenders and no Letters of Credit shall be issued, renewed or extended, except (A) the Borrower shall be permitted to (i) continue Loans as (or convert Loans into) Eurodollar Loans, in each case, under Sections 2.04 and 6.02, and (ii) replace, renew, extend, issue or increase Letters of Credit, in each case, under Sections 2.08 and 6.02 subject to the terms of the Eighth Amendment; (B) interest will continue to accrue at the non-default rate of interest; and (C) interest and principal payments that become due and payable during such time will be timely paid to the Administrative Agent, for the benefit of itself, the Lenders and Issuing Banks, in accordance with the terms of this Agreement.

(g) Amendment to Schedules. The schedules to the Credit Agreement are hereby amended to include Schedules 9.20 and 10.02 as attached to this Eighth Amendment.

Section 3. Collateral.

(a) Lien on Deposit Accounts; Cash Collateral.

(i) To further secure the prompt payment and performance of the Indebtedness, the Borrower and each Guarantor hereby grants to the Administrative Agent a continuing security interest in and Lien upon all amounts credited to any Deposit Account and Securities Account of such Borrower or Guarantor (other than the RBL Draw Proceeds), including sums in any blocked, lockbox, sweep or collection account, to the extent such amounts constitute the Property of such Borrower or Guarantor. The Borrower and each Guarantor hereby authorizes and directs each bank or other depository to deliver to the Administrative Agent, upon request, all balances and assets in any Deposit Account or Securities Account maintained for such Borrower or Guarantor, without inquiry into the authority or right of the Administrative Agent to make such request.

(ii) As security for the Indebtedness, the Borrower and each Guarantor hereby grants to the Administrative Agent a security interest in and Lien upon all Cash Collateral held from time to time and all proceeds thereof, whether held in a Controlled Proceeds Account or otherwise (which, for the avoidance of doubt, shall exclude the RBL Draw Proceeds).

(b) Further Assurances. All Liens granted to the Administrative Agent under the Loan Documents are for the benefit of the Secured Parties. The Borrower and each Guarantor ratifies each security interest granted pursuant to the Security Instruments and other Loan Documents, each financing statement filed, and any other action taken by the Administrative Agent before the Eighth Amendment Effective Date to effect or perfect its Lien on any Collateral.

(c) Power of Attorney. Until full payment of all Indebtedness, the Borrower and each Guarantor hereby irrevocably constitutes and appoints the Administrative Agent (and all Persons designated by the Administrative Agent), which appointment shall be a power coupled with an interest, as such Borrower’s or Guarantor’s true and lawful attorney (and agent-in-fact) for the purposes provided in this Section. The Administrative Agent, or the Administrative Agent’s designee, may, without notice and in either its name or the name of the Borrower or any Guarantor, but at the cost and expense of Borrower and the Guarantors, at any time after the Stipulation Termination Date as long as an Event of Default has occurred and is continuing:

(A) direct all third parties (including, but not limited to, all counterparties to any Swap Agreement, hedge, asset purchase agreement or any other contract), to make any payments paid by such counterparty to the Borrower or any Guarantor exclusively to the Controlled Proceeds Accounts

(B) Endorse the Borrower’s or any Guarantor’s name on any payment item or other proceeds of Collateral (including proceeds of insurance) that come into Administrative Agent’s possession or control; and

(C) (i) Notify any Account Debtors of the assignment of their Accounts, demand and enforce payment of Accounts by legal proceedings or otherwise, and generally exercise any rights and remedies with respect to Accounts; (ii) settle, adjust, modify, compromise, discharge or release any Accounts or other Collateral, or any legal proceedings brought to collect Accounts or Collateral; (iii) sell or assign any Accounts and other Collateral upon such terms, for such amounts and at such times as the Administrative Agent deems advisable; (iv) collect, liquidate and receive balances in Deposit Accounts or investment accounts, and take control, in any manner, of proceeds of Collateral; (v) prepare, file and sign the Borrower’s or any Guarantor’s name to a proof of claim or other document in a bankruptcy of an Account Debtor, or to any notice, assignment or satisfaction of Lien or similar document; (vi) receive, open and dispose of mail addressed to the Borrower or any Guarantor, and notify postal authorities to deliver any such mail to an address designated by the Administrative Agent; (vii) endorse any Chattel Paper, Document, Instrument, bill of lading, or other document or agreement relating to any Accounts, Inventory or other Collateral; (viii) use the Borrower’s or any Guarantor’s stationery and sign its name to verifications of Accounts and notices to Account Debtors; (ix) use information contained in any data processing, electronic or information systems relating to Collateral; (x) make and adjust claims under insurance policies; (xi) take any action as may be necessary or appropriate to obtain payment under any letter of credit, banker’s acceptance or other instrument for which the Borrower or any Guarantor is a beneficiary; and (xii) take all other actions as the Administrative Agent deems appropriate to fulfill the Borrower’s or any Guarantor’s obligations under the Loan Documents.

Section 4. Acknowledgment and Agreement to Negotiate in Good Faith. The parties hereto hereby agree (a) to negotiate in good faith an agreement with respect to a potential Restructuring, the definitive terms of which shall be set forth in a restructuring support agreement (the “RSA”) and chapter 11 plan of reorganization (the “Plan”) and (b) that any Plan that implements a Restructuring deal reached with the Administrative Agent, the Lenders, and the Issuing Banks will incorporate a settlement under Rule 9019 of the Federal Rules of Bankruptcy Procedure pursuant to which the Borrower and Guarantors will expressly release any and all avoidance actions, including any fraudulent conveyance or preference claims, that the Borrower or the Guarantors may be entitled to assert against the Administrative Agent, its counsel, Opportune, the Lenders or the Issuing Banks under any applicable law on account of this Eighth Amendment in exchange for the Administrative Agent, the Lenders and the Issuing Banks entering into this Eighth Amendment and the RSA. In the event the parties reach an agreement with respect to a Restructuring, the terms of which are memorialized in one or more RSAs fully executed by the Borrower and its Subsidiaries, the Administrative Agent, the Lenders party thereto and the Issuing Banks party thereto (and, solely with respect to the cash collateral usage and adequate protection terms applicable to Linn Acquisition Company, LLC, Berry and their Subsidiaries, Linn Acquisition Company, LLC, Berry and their Subsidiaries, the lenders under the Berry Credit Agreement party thereto, the administrative agent under the Berry Credit Agreement and the letter of credit issuers under the Berry Credit Agreement party thereto (the “Berry Terms”)) (it being agreed and understood that the RSA as among the Borrower and its Subsidiaries (other than Linn Acquisition Company, LLC, Berry and their Subsidiaries), the Administrative Agent, the Lenders party thereto and the Issuing Banks party thereto will not include Linn Acquisition Company, LLC, Berry and their Subsidiaries, the administrative agent under the Berry Credit Agreement, the lenders under the Berry Credit Agreement party thereto or the letter of credit issuers under the Berry Credit Agreement party thereto other than with respect to the Berry Terms) (the date of full execution of such RSA (in the case of one RSA) or both such RSAs (in the case the Berry Terms are documented pursuant to a separate RSA), the “RSA Effective Date”), the Borrower will be required to make a prepayment of the Loans under the Credit Agreement in amount equal to $350,000,000 in immediately available funds with cash constituting RBL Draw Proceeds (the “RSA Prepayment”). The RSA Prepayment shall be due and payable in full within one (1) Business Day after the RSA Effective Date and the failure to make the RSA Prepayment by such time will trigger an immediate Event of Default and a termination of the Extension Period.

Section 5. Agreement Regarding Releases. In addition, the Administrative Agent agrees that it shall, and the Lenders and the Issuing Banks agree that the Administrative Agent is hereby authorized and directed to, (i) immediately grant any and all requests the Borrower has made for lien releases in connection with pending asset sales or dispositions permitted under the Credit Agreement and (ii) timely grant any future lien release requests made by the Borrower in connection with future asset sales and dispositions permitted under the Credit Agreement, including, in each case, executing, delivering, filing and/or recording any such release documentation, so long as Borrower complies with Section 6(c) of this Amendment with respect to the proceeds of such asset sale or disposition and makes any associated mandatory prepayment in accordance with the Credit Agreement.

Section 6. Agreement Regarding Borrowing Base. Notwithstanding anything to the contrary contained in the Credit Agreement (and without duplication of anything contained therein), the parties hereto hereby acknowledge and agree that:

(a) the Supermajority Tier 1 Lenders are exercising their right to keep the current Borrowing Base constant by deferring the Scheduled Redetermination scheduled for April 2016 so that it does not take effect until after the Stipulation Termination Date and deferring any Interim Redetermination until after the Stipulation Termination Date; provided that notwithstanding anything in any Loan Document to the contrary, until the Scheduled Redetermination scheduled for April 2016 or any Interim Redetermination has occurred and is effective, no extensions of credit shall be available to the Borrower (other than the issuance, increase, renewal, replacement or extension of Letters of Credit in accordance with Section 8 of this Eighth Amendment);

(b) if during the Extension Period, the Borrower or any Restricted Subsidiary shall terminate or create any off-setting positions in respect of any hedge positions, or if any Swap Agreement or hedge to which the Borrower or any Guarantor is party is otherwise terminated or restructured, then the Borrowing Base shall be simultaneously reduced in an amount equal to any net cash proceeds received therefrom; and

(c) if during the Extension Period, the Borrower or any Guarantor sells, assigns, leases, subleases, licenses, conveys or otherwise transfers or otherwise places into the hands of or grants rights to another Person any real property or assets of the Borrower or any Guarantor subject to a Lien in favor of the Administrative Agent under any Security Instrument (other than any of the foregoing permitted under Sections 9.11(a), (b) or (c) in the ordinary course of business), then the Borrowing Base shall be simultaneously reduced in an amount equal to any net cash proceeds received by the Borrower or any Guarantor therefrom.

Section 7. Additional Acknowledgments.

(a) On and after the Eighth Amendment Effective Date, notwithstanding any provision in the Loan Documents to the contrary, any repayment of the Loans may not be reborrowed; provided that Letters of Credit may be issued subject to the terms and conditions as set forth in Section 8 of this Eighth Amendment.

(b) The Lenders, Issuing Banks and Administrative Agent preserve the right to exercise any rights and remedies available to them in accordance with the Loan Documents, other applicable contracts, applicable law or in equity (including, without limitation, any right of set-off) in connection with such Specified Events, Additional Defaults or any other Defaults or Events of Default, in each case, except as expressly set forth in this Eighth Amendment or the Credit Agreement, as amended by this Eighth Amendment.

(c) Upon the Stipulation Termination Date, the Administrative Agent, the Lenders and the Issuing Banks shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and exercise any or all of their remedies available under the Credit Agreement, the other Loan Documents and applicable law; including without limitation, those rights and remedies arising by virtue of the occurrence of any Defaults or Events of Default (including any such Defaults or Events of Default arising out of the Specified Events), and the Borrower and each Guarantor hereby waives notice thereof. The Borrower and each Guarantor hereby acknowledges and agrees that after the occurrence of the Stipulation Termination Date, the Specified Events may become Defaults or Events of Default, which shall be existing and continuing until such Defaults are cured by the Borrower or such Events of Default are waived, released or extinguished by the Administrative Agent and the Lenders in accordance with the terms of the Credit Agreement.

(d) Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and none of this Eighth Amendment, the agreements and other provisions contained herein, or the making of any Loans or other extensions of credit subsequent hereto shall be construed to: (i) impair the validity, perfection or priority of any Lien or security interest securing the Indebtedness; (ii) waive or impair any rights, powers or remedies of the Administrative Agent, the Lenders or the Issuing Banks under the Credit Agreement, the other Loan Documents or applicable law with respect to the Specified Events or otherwise except as expressly set forth herein; (iii) constitute an agreement by the Administrative Agent, the Lenders or the Issuing Banks, or require the Administrative Agent, the Lenders or the Issuing Banks to extend the Extension Period or forbear from exercising their rights and remedies under the Credit Agreement, the other Loan Documents or applicable law, or extend the term of the Credit Agreement or the time for payment of any of the Indebtedness; (iv) require the Administrative Agent, the Lenders or the Issuing Banks to make any Loans or to make any other extensions of credit to the Borrower or any Guarantor, other than as set forth in Section 8 or in the sole and absolute discretion of the Administrative Agent, the Lenders, and the Issuing Banks; or (v) constitute a waiver of any right of the Administrative Agent, the Lenders or the Issuing Banks to insist on strict compliance by the Borrower and the Guarantors with each and every term, condition and covenant of the Credit Agreement (as amended by this Eighth Amendment) and the other Loan Documents, except as otherwise expressly provided herein.

(e) The Borrower and each Guarantor acknowledges and agrees that the agreement of the Administrative Agent, the Lenders, and the Issuing Banks to grant the extension with respect to the Specified Events pursuant to and as reflected in this Eight Amendment, does not and shall not create (nor shall the Borrower or any Guarantor rely upon the existence of or claim or assert that there exists) any obligation of the Administrative Agent, the Lenders or the Issuing Banks to consider or agree to any waiver or any forbearance and, in the event that the Administrative Agent, the Lenders or the Issuing Banks subsequently agree to consider any waiver or any forbearance, neither the existence of any prior forbearance or waiver, nor this Eighth Amendment, nor any other conduct of the Administrative Agent, the Lenders or the Issuing Banks, or any of them, shall be of any force or effect on the consideration or decision with respect to any such requested waiver or forbearance, and neither the Administrative Agent nor any Lender or Issuing Bank shall have any obligation whatsoever to consider or agree to forbear or to waive any Default or Event of Default. In addition, none of (i) the execution and delivery of this Eighth Amendment, (ii) the actions of the Administrative Agent, the Lenders and the Issuing Banks in obtaining or analyzing any information from the Borrower or the Guarantors, whether or not related to consideration of any waiver, modification, forbearance or alteration of the Credit Agreement, any Default or Event of Default thereunder, or otherwise, including, without limitation, any discussions or negotiations (heretofore or, if any, hereafter) between the Administrative Agent, the Lenders and the Issuing Banks and the Borrower and any Guarantor regarding any potential waiver, modification, forbearance or amendment related to the Credit Agreement, (iii) any failure of the Administrative Agent, the Lenders or the Issuing Banks to enforce any of their rights or exercise any of their remedies under, pursuant or with respect to the Credit Agreement, the other Loan Documents or applicable law, or (iv) any action, inaction, waiver, forbearance, amendment or other modification of or with respect to the Credit Agreement or the other Loan Documents, shall, except to the extent otherwise expressly provided herein or unless evidenced by a subsequent written agreement (and then only to the extent provided by the express provisions thereof):

(i) constitute a waiver by the Administrative Agent, any Lender or any Issuing Bank of, or an agreement by the Administrative Agent, any Lender or any Issuing Bank to forebear from enforcing any of their rights or exercising any of their remedies with respect to, any Default or Event of Default under the Credit Agreement or any other Loan Document;

(ii) constitute a waiver by or estoppel of the Administrative Agent, any Lender or any Issuing Bank as to the satisfaction or lack of satisfaction of any covenant, term or condition set forth in the Credit Agreement or any other Loan Document; or

(iii) constitute an amendment to or modification of, or an agreement on the part of the Administrative Agent, any Lender or any Issuing Bank to enter into any amendment to or modification of, or an agreement to negotiate or continue to negotiate with respect to, the Credit Agreement or any other Loan Document or any amendment of any of the same.

(f) The Borrower and each Guarantor expressly acknowledges and agrees that the waivers, estoppels and releases in favor of the Administrative Agent, the Lenders and the Issuing Banks contained in this Eighth Amendment shall not be construed as an admission of any wrongdoing, liability or culpability on the part of the Administrative Agent, any Lender or any Issuing Bank, or as an admission by the Administrative Agent, any Lender or any Issuing Bank of the existence of any claims by the Borrower or any Guarantor against the Administrative Agent, any Lender or any Issuing Bank.

(g) The Borrower for itself and on behalf of each of its Subsidiaries (other than Berry and its Subsidiaries) hereby acknowledges and agrees that during the Extension Period, it shall fund interest payments on Senior Notes and the Junior Lien Debt only and exclusively from the RBL Draw Proceeds, and use of funds in the Controlled Proceeds Accounts for such interest payments is prohibited and any such use shall constitute an immediate Event of Default.

Section 8. Letters of Credit. Notwithstanding the terms set forth in Section 2.08 or 6.02 of the Credit Agreement, the Lenders, Issuing Banks, Borrower and Issuing Bank hereby agree that during the Extension Period (i) the Issuing Banks shall issue one or more Letters of Credit (or increase any existing Letters of Credit) on account of the Borrower or any Guarantor from the date hereof so long as (x) the aggregate principal amount of such Letters of Credit issued after the Eighth Amendment Effective Date do not exceed the LC Commitment, (y) on or prior to the issuance of such Letter of Credit, the Borrower shall have made one or more optional prepayments of the outstanding Loans in an aggregate principal amount at least equal to 100% of the aggregate face amount of all Letters of Credit issued (or, in the case of increases, to the extent increased) since the Eighth Amendment Effective Date (including the then requested Letter of Credit) plus a prepayment of 5% of the aggregate face amount of all Letters of Credit issued (or, in the case of increases, to the extent increased) since the Eighth Amendment Effective Date (including the then requested Letter of Credit) to the applicable Issuing Bank on account of a prepayment of interest, fees and expenses in respect of such Letters of Credit, provided, however, this clause (y) shall not apply to renewals, replacements or extensions of Letters of Credit that are outstanding as of the Eighth Amendment Effective Date (except to the extent of increases thereof) and (z) all other terms and conditions required under the Credit Agreement for the issuance of such Letter of Credits shall have been met other than (A) that the Borrower is unable to make the representation and warranty under Section 7.04(b) and Section 7.22 of the Credit Agreement, (B) that the Specified Events may have occurred and are continuing, (C) that the conditions set forth in Section 6.02(a) or 6.02(b) may not be able to be satisfied or (D) any other provisions as the Administrative Agent and the Majority Lenders may waive in its discretion.

Section 9. Conditions Precedent. This Eighth Amendment shall become effective on the date (such date, the “Eighth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

(a) The Borrower and each Guarantor, as applicable, shall have (i) executed an Account Control Agreement with respect to each deposit account set forth on Schedule 9.20 other than Excluded Accounts; (ii) transferred all securities, cash and cash equivalents to such Controlled Proceeds Accounts other than as permitted under the Eighth Amendment; and (iii) irrevocably directed all counterparties to any hedge or Swap Agreement (x) to pay all Hedge Termination Proceeds paid by such counterparty to the Borrower or any Guarantor exclusively to the Designated Controlled Proceeds Account and (y) to make all other payments paid by such Lender to the Borrower or any Guarantor under any such hedge or Swap Agreement exclusively to the Controlled Proceeds Accounts.

(b) The Administrative Agent shall have received (a) all fees and other amounts incurred prior to the Eighth Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Eighth Amendment, (b) reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement and (c) a prepayment of $100,000,000 of the Loans in immediately available funds with cash constituting RBL Draw Proceeds.

(c) The Administrative Agent shall have received from Lenders constituting the Majority Lenders and Super-Majority Tier I Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Eighth Amendment signed on behalf of such Person.

(d) The Berry Twelfth Credit Amendment shall become effective concurrent with the Effective Date of this Eighth Amendment and all conditions precedent thereunder shall have been satisfied or waived.

The Administrative Agent’s release of its signature page hereto shall constitute a declaration that this Eighth Amendment is effective. Such declaration shall be final, conclusive and binding for all purposes.

Section 10. Miscellaneous.

(a) Confirmation. The provisions of the Credit Agreement, as amended, modified and supplemented by this Eighth Amendment, shall remain in full force and effect following the effectiveness of this Eighth Amendment.

(b) Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended, modified or supplemented hereby and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Indebtedness in accordance with the terms thereof, after giving effect to this Eighth Amendment; and (c) represents and warrants to the Administrative Agent, the Lenders and the Issuing Banks that as of the date hereof, after giving effect to the terms of this Eighth Amendment:

(i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date (in each case, except for the representations and warranties set forth in Section 7.04(b) and Section 7.22 of the Credit Agreement); and

(ii) no Default or Event of Default has occurred and is continuing, other than Specified Events.

(c) Loan Document. This Eighth Amendment is a Loan Document.

(d) Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile transmission or other electronic delivery shall be effective as delivery of a manually executed counterpart hereof.

(e) NO ORAL AGREEMENT. THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES.

(f) GOVERNING LAW. THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(g) Payment of Expenses. The Borrower hereby ratifies and affirms its obligations to pay expenses in accordance with Section 12.03 of the Credit Agreement.

(h) Severability. Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i) Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(j) Acknowledgement of Swap Counterparties. Each Lender that is a counterparty to any hedge or Swap Agreement with the Borrower or any Guarantor hereby acknowledges and agrees that it has hereby received notice of the direction of such Borrower or Guarantor to make all payments made by such counterparty to the Borrower or Guarantor under such hedge or Swap Agreement exclusively to the Designated Controlled Proceeds Account and the other Controlled Proceeds Accounts, as applicable, in accordance with Section 9.20(c) of the Credit Agreement.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President, Chief Financial Officer and Manager

Signature Page to Eighth Amendment

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

MID-CONTINENT HOLDINGS I, LLC

MID-CONTINENT HOLDINGS II, LLC

MID-CONTINENT I, LLC

MID-CONTINENT II, LLC

LINN MIDSTREAM, LLC (formerly Linn Gas Marketing, LLC)

LINN EXPLORATION & PRODUCTION MICHIGAN LLC

LINN MIDWEST ENERGY LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President, Chief Financial Officer and Manager

LINN EXPLORATION MIDCONTINENT LLC

By: Mid-Continent Holdings II, LLC, its sole member, as Member/Manager

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President, Chief Financial Officer and Manager

Signature Page to Eighth Amendment

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Patrick J. Fults
	Name:	Patrick J. Fults
	Title:	Director

Signature Page to Eighth Amendment

ROYAL BANK OF CANADA

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Attorney-in-Fact

Signature Page to Eighth Amendment

BARCLAYS BANK PLC

By:	/s/ Robert Silverman
Name:	Robert Silverman
Title:	Director

Signature Page to Eighth Amendment

CITIBANK, N.A.

By:	/s/ Sugam Mehta
Name:	Sugam Mehta
Title:	Managing Director

Signature Page to Eighth Amendment

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Kathleen Sweeney
Name:	Kathleen Sweeney
Title:	Managing Director

By:	/s/ Pierre-Alain Bennaim
Name:	Pierre-Alain Bennaim
Title:	Managing Director

Signature Page to Eighth Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Bryan J. Matthews
Name:	Bryan J. Matthews
Title:	Authorized Signatory

By:	/s/ Jeremy Roberts Stern
Name:	Jeremy Roberts Stern
Title:	Authorized Signatory

Signature Page to Eighth Amendment

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Samira Siskind
Name:	Samira Siskind
Title:	Director

Signature Page to Eighth Amendment

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

Signature Page to Eighth Amendment

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

Signature Page to Eighth Amendment

BANK OF MONTREAL

By:	/s/ Stephanie Slavkin
Name:	Stephanie Slavkin
Title:	Managing Director

Signature Page to Eighth Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY

By:	/s/ E. Lindsay Gordon
Name:	E. Lindsay Gordon
Title:	Executive Director

Signature Page to Eighth Amendment

MUFG UNION BANK, N.A.

By:	/s/ David Helffrich
Name:	David Helffrich
Title:	Director

Signature Page to Eighth Amendment

BANK OF AMERICA, N.A.

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

Signature Page to Eighth Amendment

CAPITAL ONE, N.A.

By:	/s/ Laurel Varney
Name	Laurel Varney
Title:	Vice President

Signature Page to Eighth Amendment

DNB CAPITAL LLC

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

By:	/s/ Asulv Tveit
Name:	Asulv Tveit
Title:	First Vice President

Signature Page to Eighth Amendment

ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page to Eighth Amendment

JPMORGAN CHASE BANK, N.A.

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Officer

Signature Page to Eighth Amendment

SOCIETE GENERALE

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

Signature Page to Eighth Amendment

SUNTRUST BANK

By:	/s/ William S. Krueger
Name:	William S. Krueger
Title:	First Vice President

Signature Page to Eighth Amendment

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ James P. Cecil
Name:	James P. Cecil
Title:	Vice President

Signature Page to Eighth Amendment

BNP PARIBAS

By:	/s/ Vincent Trapet
Name:	Vincent Trapet
Title:	Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

Signature Page to Eighth Amendment

COMERICA BANK

By:	/s/ David P. Cagle
Name:	David P. Cagle
Title:	Senior Vice President

Signature Page to Eighth Amendment

NATIXIS, NEW YORK BRANCH

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

Signature Page to Eighth Amendment

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Kelly Graham
Name:	Kelly Graham
Title:	Vice President

Signature Page to Eighth Amendment

FIFTH THIRD BANK

By:	/s/ Richard Butler
Name:	Richard Butler
Title:	Senior Vice President

Signature Page to Eighth Amendment

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Signature Page to Eighth Amendment

CITIZENS BANK, N.A.

By:	/s/ David W. Stack
Name:	David W. Stack
Title:	Senior Vice President

Signature Page to Eighth Amendment

MIZUHO BANK, LTD.

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Signature Page to Eighth Amendment

WHITNEY BANK

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

Signature Page to Eighth Amendment

ASSOCIATED BANK, N.A.

By:	/s/ Brett P. Stone
Name:	Brett P. Stone
Title:	Senior Vice President

Signature Page to Eighth Amendment

THE HUNTINGTON NATIONAL BANK

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

Signature Page to Eighth Amendment

BP ENERGY COMPANY

By:	/s/ Ryan McGeachie
Name:	Ryan McGeachie
Title:	Vice President

Signature Page to Eighth Amendment

CARGILL, INCORPORATED

By:	/s/ Tyler R Smith
Name:	Tyler R Smith
Title:	Authorized Signer

Signature Page to Eighth Amendment

MORGAN STANLEY BANK, N.A.

By:	/s/ Andrew Mellgard
Name:	Andrew Mellgard
Title:	Authorized Signatory

Signature Page to Eighth Amendment

NEXTERA ENERGY POWER MARKETING, LLC

By:	/s/ Craig Shapiro
Name:	Craig Shapiro
Title:	Vice President and Managing Director

Signature Page to Eighth Amendment

GOLDMAN SACHS LENDING PARTNERS, LLC

By:	/s/ Brian Crimmel
Name:	Brian Crimmel
Title:	Authorized Signatory

Signature Page to Eighth Amendment

COMPASS BANK

By:	/s/ Rachel Festervand
Name:	Rachel Festervand
Title:	Senior Vice President

Signature Page to Eighth Amendment

Schedule 10.02

Specified Events

(a)	Default under Section 10.01(e) of the Credit Agreement arising from the inclusion of a going concern qualification or explanatory statement in the auditors’ report on the consolidated financial statement of the Borrower for the year ended December 31, 2015, in breach of Section 8.01(a) of the Credit Agreement;

(b)	Default under Section 10.01(g) of the Credit Agreement arising from the default under (a) Section 8.1(e) of that certain Credit Agreement dated as of November 15, 2010 among Berry, Wells Fargo Bank, N.A., as administrative agent and the other agents and lenders thereunder (the “Berry Credit Agreement”), which default resulted from the inclusion of a going concern qualification or explanatory statement in the auditor’s report on the consolidated financial statement of Berry for the year ended December 31, 2015, in breach of Section 6.2(a) of the Berry Credit Agreement and (b) Section 8.1(d) of the Berry Credit Agreement, which default resulted from Berry’s failure to be in compliance with Section 7.12 of the Berry Credit Agreement as of March 31, 2016;

(c)	Default under Section 10.01(g) of the Credit Agreement arising from the failure of the Borrower and Berry to make certain interest payments on their unsecured notes;

(d)	Any cross-defaults that may arise on account of any of the items described above provided that no event of default is continuing under any document giving rise to such cross default; and

(e)	Any failure to provide notice of any of the events described above as required under the Credit Agreement.